UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 19, 2004

Republic Airways Holdings Inc.
(Exact name of issuer as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

0-44697	06-1449146
(Commission File Number)	(IRS Employer Identification No.)

2500 S. High School Road
Suite 160
Indianapolis, IN 46241
(Address of Principal Executive Offices)

Registrant’s telephone number, including area code (317) 484-6000

None.
(Former Name or Former Address, if Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

 ☐   Written communications pursuant to Rule 425 under the Securities Act

 ☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act

 ☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

 ☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

ITEM 2.02    RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On October 19, 2004, Republic Airways Holdings Inc. (the “Company”) announced its results of operations for the quarter and nine months ended September 30, 2004. A copy of the Company’s press release is furnished herewith as Exhibit 99.1 and is incorporated herein by reference.

ITEM 9.01.    FINANCIAL STATEMENTS AND EXHIBITS.
(a)    Financial Statements of Businesses Acquired.

            Not Applicable.

(b)    Pro Forma Financial Information.

            Not Applicable.

(c)    Exhibits.

            99.1  Press Release of Republic Airways Holdings Inc. (the “Company”) issued on October 19, 2004, relating to its third quarter 2004 results.

(All other items on this report are inapplicable.)

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COMPANY NAME CORPORATION
Republic Airways Holdings Inc.
Date: October 19, 2004	By:	/s/ Robert H. Cooper
Exective Vice President and Chief Financial Officer
Title

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EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release of Republic Airways Holdings Inc. (the “Company”) issued on October 19, 2004, relating to its third quarter 2004 results.

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